UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(Rule 14c-101)
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

XIANGTIAN (USA) AIR POWER CO., LTD.
(Name of Registrant As Specified In Its Charter)

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[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g)and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which he filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

To the Stockholders of Xiangtian (USA) Air Power Co., Ltd.:

This Information Statement is being mailed or furnished to the stockholders of Xiangtian (USA) Air Power Co., Ltd., a Delaware corporation (the “Company”, “We”, “us” and “our” ), in connection with the authorization of the corporate action described below by the Company’ s Board of Directors (the “Board”) by unanimous written consent on July 27, 2016, and the approval of such corporate action by the written consent (the “Written Consent”), dated July 27, 2016, of those stockholders of the Company entitled to vote a majority of the aggregate shares of the Company’ s common stock, par value $0.001 per share (the “Common Stock’ ), outstanding on such date. Stockholders holding in the aggregate 373,881,876 shares of Common Stock or 63.26% of the Common Stock outstanding on such date, approved the corporate action described below:

•	the reincorporation of the Company in Nevada through the merger of Xiangtian (USA) Air Power Co., Ltd., a Delaware corporation, with and into a newly created, wholly-owned Nevada subsidiary, Xiangtian (USA) Air Power Co., Ltd. (the “Reincorporation”).

The Written Consent approved: (i) the filing of the Articles of Incorporation of Xiangtian (USA) Air Power Co., Ltd. (“XT Nevada”) in the state of Nevada, as a wholly owned subsidiary of the Company; (ii) the filing of a Certificate of Merger of a Domestic Corporation into a Foreign Corporation with the Delaware Secretary of State; (iii) the filing of the Articles of Merger with the Nevada Secretary of State; (iv) the adoption of the Merger Agreement pursuant to which the Company will consummate the Reincorporation; and (v) such other filings, as required to effectuate the Reincorporation. In connection with the Reincorporation, each stockholder of the Company will receive one (1) share of XT Nevada for one (1) share of the Company they held prior to the effective date of the Reincorporation. No fractional shares will be issued. Stockholders of record at the close of business on July 27, 2016 (the “Record Date”) are being furnished with this Information Statement. We attach to the Information Statement the Written Consent, which stockholder action was taken pursuant to Section 228 of the Delaware General Corporation Law, which permits any action that can be taken at a meeting of the stockholders to be taken by written consent of the holders of the number of shares of voting stock required to approve the action at a meeting. No action is required by you. The Information Statement is being furnished to stockholders of the Company on the Record Date, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended, and the rules thereunder solely for the purpose of informing stockholders of these corporate actions before they take effect. Please read the accompanying Information Statement carefully. In accordance with Rule 14c-2 under the Exchange Act, the stockholder action approving the Reincorporation is expected to become effective twenty (20) calendar days following the mailing of the Information Statement, or as soon thereafter as is reasonably practicable. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information.

By order of our Board of
Directors,
Zhou Deng Hua
Chief Executive Officer
Dated: July 27, 2016

INFORMATION STATEMENT
OF
XIANGTIAN (USA) AIR POWER CO., LTD.
NO. 6 LONGDA ROAD YANJIAO DEVELOPMENT ZONE
SANHE CITY, HEBEI PROVINCE, CHINA 065201

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
XIANGTIAN (USA) AIR POWER CO., LTD.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

This Information Statement is being furnished to the stockholders of record of Xiangtian (USA) Air Power Co., Ltd., a Delaware corporation (the “Company”, “We”, “us” and “our” ) as of the close of business on July 27, 2016 (the “Record Date”), in connection with the written consent (the “Written Consent”) in lieu of a meeting delivered to the Company on or about July 27, 2016 by holders of the majority of the Company's voting securities. Pursuant to the Written Consent, the Company's stockholders approved the reincorporation of the Company to Nevada from Delaware (the “Reincorporation”) by merging the Company into a newly formed Nevada corporation named “Xiangtian (USA) Air Power Co., Ltd.” which is the Company's wholly-owned subsidiary (hereinafter referred to as “XT Nevada”) pursuant to an Agreement and Plan of Merger dated July 27, 2016 (the “Merger Agreement”). The Board of the Company by unanimous consent approved the Reincorporation and all actions necessary to effectuate such Reincorporation.

The Written Consent was authorized by the Company's holders of 373,881,876 shares of Common Stock, par value $0.001 per share, or 63.26% of the Common Stock outstanding on such date, which constitutes a majority of votes that may be cast to approve the such corporate action which is sufficient under the Delaware General Corporation Law (the “DGCL”) to approve such corporate actions. Accordingly, this Information Statement is being furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and under the DGCL of these corporate actions before they take effect. These actions have been approved unanimously by our Board.

Pursuant to Section 228(e) of the DGCL, this Information Statement shall constitute as a notice and shall be mailed to all holders of our Common Stock entitled to vote on such matters as of the Record Date.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about August 1, 2016, and the corporate actions described below will not be effective until at least 20 days after the mailing.

Under the DGCL, stockholders will not be entitled to exercise appraisal rights in connection with the actions discussed in this Information Statement and the Company will not independently provide stockholders with any such right.

ACTION BY BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

The Board received the Written Consent on July 27, 2016, to take all actions to effect the change of the Company's state of incorporation to Nevada. The Board unanimously approved the taking of all required action necessary to effectuate the Reincorporation, pursuant to an Agreement and Plan of Merger in substantially the same form as Exhibit A attached hereto. A form of the Articles of Incorporation of XT Nevada is attached hereto as Exhibit B. The bylaws of XT Nevada will be the bylaws of the surviving entity following the Reincorporation.

The Reincorporation will become effective when a certificate of merger is filed with the State of Delaware and articles of merger are filed with the State of Nevada. The Company anticipates that the filings of the certificate of merger and articles of merger will occur on or about August 21, 2016. If the Reincorporation were not adopted by written consent of the stockholders, it would have to be considered by the stockholders at a special stockholders' meeting convened for the specific purpose of approving the Reincorporation. The elimination of the need for a special meeting of stockholders to approve the Reincorporation is made possible by Section 228 of DGCL which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting.

Also, pursuant to the DGCL, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

Under Section 253 of the DGCL, the Reincorporation, which will be conducted by merging the Company into XT Nevada, is required to be approved by the holders of a majority of our outstanding stock entitled to vote thereon. The Company received the Written Consent of a majority of the voting securities of the Company. Other than the foregoing, however, we need not comply with any federal or state regulatory requirements nor must we obtain any approvals in connection with the merger and the reincorporation.

The reasons for, and general effect of, the Reincorporation is described in “APPROVAL TO CHANGE THE COMPANY’ S STATE OF INCORPORATION FROM DELAWARE TO NEVADA.”

The Board of Directors of the Company knows of no other matters other than that described in this Information Statement which have been recently approved or considered by the holders of the Common Stock.

GENERAL

This Information Statement is first being mailed or furnished to stockholders on or about August 1, 2016. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Common Stock. This Information Statement is being furnished by the Company and is available on the Company’s website at: http://gstx.jimdo.com/.

VOTE OBTAINED - DELAWARE LAW

Pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), unless otherwise provided the certificate of incorporation, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted. order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize and obtained the written consent of the holders of a majority in interest of our Common Stock.

As of the Record Date, there were 591,042,000 shares of Common Stock of the Company issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder. Stockholders holding 373,881,876 shares of Common Stock or 63.26% of the Common Stock outstanding on such date, approved the Reincorporation and such other actions necessary to effectuate the Reincorporation.

Pursuant to Rule 14c-2 under the Securities and Exchange Act, each of the actions will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on August 21, 2016.

The following table sets forth the names of the consenting stockholders, the number of shares of Common Stock held by consenting stockholders with respect to which such consent was given, the total number of votes for which consent was given by the consenting stockholders and the percentage that such total number of votes represents out of the total votes which could be cast by all holders of Common Stock.

Name of Consenting Stockholder	# of Common Shares Held	Total # of Votes	% of Total Votes by All Holders
Zhou Jian	264,850,740	264,850,740	44.81%
Zhou Deng Hua	101,831,136	101,831,136	17.23%
Luck Sky International Investment Holdings Limited	7,200,000	7,200,000	1.22%
Totals	373,681,876	373,681,876	63.26%

DESCRIPTION OF CAPITAL STOCK

The Company is currently authorized to issue 1,000,000,000 shares of Common Stock, par value $0.001, and 100,000,000 shares of preferred stock. As of the Record Date there were 591,042,000 shares of Common Stock outstanding, and 0 shares of preferred stock outstanding. XT Nevada is currently authorized to issue 1,000,000,000 shares of Common Stock, par value $0.001, and 100,000,000 shares of preferred stock, par value $0.001. As of the Record Date there were ten (10) shares of common stock of XT Nevada outstanding and the Company was the only stockholder of XT Nevada.

The Company’s securities will not be materially modified as a result of the Reincorporation. As such, the following will apply in substantial part to the securities of the Company and XT Nevada. The holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders. The holders of Common Stock are entitled to receive dividends ratably, when, as and if declared by the Board, out of funds legally available. In the event of a liquidation, dissolution or winding-up of the Company, the holders of Common Stock are entitled to share equally and ratably in all assets remaining available for distribution after payment of liabilities and after provision is made for each class of stock, if any, having preference over the Common Stock. The holders of shares of Common Stock, as such, have no conversion, preemptive, or other subscription rights and there are no redemption provisions applicable to the Common Stock. All of the outstanding shares of Common Stock are validly issued, fully-paid and non-assessable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of Common Stock by (i) each person known to Company to own beneficially more than 5% of Company’ s Common Stock, (ii) each director, (iii) each executive officers and (iv) all executive officers and directors as a group, as of July 27, 2016. No director or officer has beneficial ownership of any of our preferred stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.

Unless otherwise specified, the address of each of the persons set forth below is c/o Lucky Sky International Investment Holdings Limited, Unit 602, Causeway Bay Common Bldg 1, Sugar Street, Causeway Bay, Hong Kong.

	Number of Shares	Percent of
	and Nature of	Common
	Beneficial Ownership	Stock
Name and Address of Beneficial Owner	(1)	Outstanding
Executive Officers and Directors
Zhou Jian	264,850,740	44.81%

Zhou Deng Hua	101,831,136	17.23%

Zhiqi Zhang	0	--

Xiping Zheng	0	--

Tianyu Ma	0	--

Xiaoqin Zhou	0	--

Chunyin Shi	0	--

Xudong Wang	0	--

Xiangdong Liu All directors and executive officers as a group (2 persons)	0 366,681,876	-- 62.04%
Other 5% Stockholders
Global Select Advisors Ltd. (2) ABM Chambers PO Box 228, Roadtown, Tortola VG1110 British Virgin Islands	60,000,000	10.56%

Lifang Zhao Dong Chang Fu Qu Zheng, Jia Zhen Zhao JiaCun 236, Liao Cheng, SH-252000, China	52,691,675	8.9%

(1)

A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’ s spouse or children.

(2)

On September 23, 2013, the Company issued 60,000,000 shares of restricted Common Stock at $0.001 per share to Mr. Roy Thomas Phillips, who was a consultant to the Company and then served as the acting CFO of the Company beginning July 29, 2014. The shares were subsequently transferred to Global Select Advisors Ltd., a company controlled by Mr. Phillips. The shares were issued in contemplation of a secondary offering. The Company’ s position is that these shares should be cancelled since no secondary offering was consummated. Mr. Phillips advised the Company that he would return 55,000,000 shares for cancellation and that he is evaluating the 5,000,000 shares to make an accommodation with respect to such shares, but has made no specific request. The Company intends to take all steps necessary to have the 60,000,000 shares cancelled.

REINCORPORATION FROM DELAWARE TO NEVADA

The following action has been approved by the written consent of the holders together entitled to vote a majority of the issued and outstanding shares of Common Stock:

APPROVAL TO CHANGE THE COMPANY’ S STATE OF INCORPORATION
FROM DELAWARE TO NEVADA

The Board of Directors has unanimously adopted a resolution seeking stockholder approval to change our state of incorporation from Delaware to Nevada, which we refer to as the “Reincorporation.”

Reincorporation would be effected through the merger of the Company into a newly formed Nevada corporation that is a wholly-owned subsidiary of the Company, which we refer to as “XT Nevada,” pursuant to an Agreement and Plan of Merger, or “Merger Agreement,” in substantially the form attached as Appendix A to this Information Statement. Upon completion of the merger, XT Nevada will be the surviving corporation and will continue to operate our business under the name “Xiangtian (USA) Air Power Co., Ltd.” unless we subsequently change the name of the Company. In this section, we refer to the Company before the Reincorporation as “the Company” and after the merger as “XT Nevada.” In connection with the Reincorporation, if affected:

•	There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which we expect to be immaterial);

•	The directors and officers of the Company prior to the Reincorporation will hold the same respective positions with XT Nevada following the Reincorporation, and there will be no substantive change in employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers of the Company; and

•	Your shares of Common Stock of the Company will automatically be converted into an equivalent number of shares of common stock of XT Nevada, and XT Nevada will apply to have shares of its common stock listed on the OTC Market under the same symbol (XTNY). YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF XT NEVADA.

Upon completion of the Reincorporation, the number of authorized shares of capital stock of XT Nevada will be identical to the Company’ s capital stock existing at the time of the Reincorporation.

The primary purpose of the Reincorporation of the Company from Delaware to Nevada is to eliminate our obligation to pay the annual Delaware franchise tax which would result in significant savings to us over the long term. The difference between annual filing fees in Delaware and Nevada will continue to become greater if the value of our assets continues to grow. In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that, in general, Nevada law provides greater protection to our directors and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged. Reincorporation in Nevada will also limit the personal liability of directors of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, XT Nevada will be governed by Nevada corporate law, while the Company is presently governed by Delaware law. Nevada law may constitute a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater details immediately below.

The Reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of stockholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Delaware and Nevada, see "Significant Differences Between Delaware and Nevada Law" below.

Potential Disadvantages and Considerations of Reincorporation

Delaware has historically been the state in which a majority of public companies incorporate. A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’ s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

However, it appears that Nevada is emulating, and in certain cases surpassing, Delaware in creating a corporation-friendly environment.

We have endeavored to adapt as closely as possible the Nevada incorporation and bylaws documents to the existing Delaware documents.

Principal Features of the Reincorporation - The Merger Agreement

The Reincorporation would be effected through the merger of the Company with and into XT Nevada, a newly-formed Nevada corporation that will be a wholly-owned subsidiary of the Company, pursuant to the Merger Agreement. Prior to the merger, XT Nevada will have no material assets or liabilities and will not have carried on any business. Upon completion of the merger, XT Nevada will succeed to the assets and liabilities of the Company and will continue to operate our business under the name “Xiangtian (USA) Air Power Co., Ltd.” unless we subsequently change that name. The merger agreement is attached to this Information Statement as Appendix A and is referred to throughout this Information Statement as the “Merger Agreement.”

Prior to the merger, XT Nevada will have ten (10) shares of common stock issued and outstanding held by the Company, with only minimal capital. Upon completion of the merger, each outstanding share of Common Stock of the Company will be automatically converted into one share of common stock of XT Nevada. In addition, all outstanding warrants and options exercisable for shares of the Company’ s Common Stock will be automatically converted into comparable warrants and options of XT Nevada. The terms of the Merger Agreement will provide that the ten (10) outstanding shares of outstanding common stock of XT Nevada held by the Company will be cancelled upon the effectiveness of the merger, with the result that the Company’ s current stockholders will be the only stockholders of the surviving corporation.

The merger will become effective upon the filing of articles of merger with the Nevada Secretary of State and a certificate of merger and the plan of merger with the Delaware Secretary of State. We expect that the Delaware Secretary of State will insist that the Company clear its accrued franchise tax for 2016 before allowing a filing of the certificate of merger. Upon the effectiveness of the merger, the articles of incorporation, in substantially the form attached to this Information Statement as Exhibit B and the bylaws of XT Nevada will govern corporate operations and activities of the surviving corporation.

You will not have to take any action to exchange your stock certificates as a result of the merger. The current certificates representing shares of the Company’ s common stock will automatically represent an equal number of shares of XT Nevada’ s common stock following the Reincorporation. New certificates with a new CUSIP number representing shares of XT Nevada common stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Differences between Delaware and Nevada Law

The rights of the Company’s stockholders are currently governed by Delaware law and the Company’s certificate of incorporation and bylaws. The Merger Agreement provides that, at the effective time of the merger, the separate corporate existence of the Company will cease and the former stockholders of the Company will become stockholders of XT Nevada. Accordingly, after the effective time of the merger, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and the bylaws of XT Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Delaware, as governed by the Delaware General Corporation Law. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of XT Nevada following the merger.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the form of the articles of incorporation of XT Nevada, which is attached as Exhibit B to this Information Statement, and the bylaws of XT Nevada, which will come into effect concurrently with the effectiveness of the Reincorporation merger as provided in the Merger Agreement. In this section, we use the term “charter” to describe either the certificate of incorporation under Delaware law or the articles of incorporation under Nevada law.

General. As discussed above under “Potential Disadvantages of the Reincorporation,” Delaware for many years has followed a policy of encouraging incorporation in that State and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’ s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. Because Nevada case law concerning the governing and effects of its statutes and regulations is more limited, the Company and its stockholders may experience less predictability with respect to legality of corporate affairs and transactions and stockholders’ rights to challenge them.

Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’ s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Limitation on Personal Liability of Directors. Under Nevada law it is not necessary to adopt provisions in the articles of incorporation limiting personal liability as this limitation is provided by statute. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in three respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision except from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Third, Nevada law expressly excludes directors and officers from liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability not only of directors, but also of officers, and permits limitation of liability arising from a breach of the duty of loyalty and from obligations to the corporation’ s creditors.

Indemnification of Officers and Directors and Advancement of Expenses. Although Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders. Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists. out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchase of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’ s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations. Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’ s board of directors and by the holders of at least two-thirds of the corporation’ s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt out of the statute with appropriate provisions in its articles of incorporation.

Special Meetings of the Stockholders. Delaware law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholders meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Annual Meetings Pursuant to Petition of Stockholders. Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

Adjournment of Stockholder Meetings. Under Delaware law, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under Delaware law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of stockholder approval. Currently, no such provision is contemplated to be contained in the articles of incorporation of XT Nevada. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’ s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’ s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Stockholder Inspection Rights. Under Delaware law, any stockholder or beneficial owner of shares may, upon written demand under oath stating the proper purpose thereof, either in person or by attorney, inspect and make copies and extracts from a corporation’ s stock ledger, list of stockholders and its other books and records for any proper purpose. Under Nevada law, certain stockholders have the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a corporation, or who has been authorized in writing by the holders of at least 15% of such shares. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

Certain Federal Income Tax Consequences of the Reincorporation

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’ s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the Reincorporation, and neither will the Company or XT Nevada. Each stockholder will have the same basis in XT Nevada’ s common stock received as a result of the Reincorporation as that holder has in the corresponding common stock of the Company held at the time the Reincorporation occurs. Each holder’ s holding period in XT Nevada’ s common stock received as a result of the Reincorporation will include the period during which such holder held the corresponding Common Stock of the Company at the time the Reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation.

This Information Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Information Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Information Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Accounting Consequences

We do not anticipate that any significant accounting consequences would arise as a result of the Reincorporation.

Appendices

The form of the Merger Agreement of the Company into XT Nevada and the Articles of Incorporation of XT Nevada are attached to this Information Statement as Exhibits A and B, respectively.

Vote Required

The affirmative vote of the holders of a majority of all issued and outstanding shares of our Common Stock entitled to vote on these corporate actions has been received in the form of a written consent in lieu of special meeting.

Dissenters’ Rights of Appraisal

We are a Delaware corporation and are governed by the DGCL. Holders of the Company’ s Common Stock do not have appraisal or dissenter’ s rights under the DGCL in connection with the Reincorporation or the filing of the certificate of merger as approved by Board of Directors and the stockholders of the Company.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reincorporation that is not shared by all other stockholders of ours.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, Information Statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet ( http://www.sec.gov ) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (the “Agreement” or “Plan”), dated as of July 27, 2016, is by and between Xiangtian (USA) Air Power Co., Ltd., a Delaware corporation (the “XT Delaware”), and Xiangtian (USA) Air Power Co., Ltd., a Nevada corporation (the “XT Nevada”).

RECITALS

WHEREAS, XT Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, XT Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, as of the date hereof, XT Delaware has authority to issue 1,100,000,000 shares, consisting of 1,000,000,000 shares of common stock, $0.001 par value per share (“Delaware Common Stock”), of which 591,042,000 shares have been issued and outstanding, and 100,000,000 shares of preferred stock par value $0.001 per share (“Delaware Preferred Stock”) of which no shares have been issued and outstanding;

WHEREAS, on the date hereof, ten shares of Common Stock (“Nevada Common Stock”) of XT Nevada are issued and outstanding and are owned by XT Delaware;

WHEREAS, the respective boards of directors of XT Nevada and XT Delaware have determined that, for the purpose of effecting the reincorporation of XT Delaware in the State of Nevada, it is advisable and in the best interests of such corporations and their respective stockholders that XT Delaware merge with and into XT Nevada upon the terms and conditions herein provided;

WHEREAS, the respective boards of directors of XT Nevada and XT Delaware have approved this Plan; and

WHEREAS, the respective shareholder of XT Nevada and stockholders holding a majority of the issued and outstanding shares of XT Delaware’s common stock have approved this Plan.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, XT Delaware and XT Nevada hereby agree to merge as follows:

1. Merger. Subject to the terms and conditions hereinafter set forth, XT Delaware shall be merged with and into XT Nevada, with XT Nevada to be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 252 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware or articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS”).

2. Principal Office of XT Nevada. The address of the principal office of XT Nevada is No. 6 Longda Road Yanjiao Development Zone, Sanhe City, Hebei Province, China 065201.

3. Corporate Documents. The Articles of Incorporation of XT Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of XT Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of XT Nevada, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of XT Nevada as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4. Directors and Officers. The directors and officers of XT Delaware at the Effective Time shall be and become directors and officers, holding the same titles and positions, of XT Nevada at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of XT Nevada.

5. Succession. At the Effective Time, XT Nevada shall succeed to XT Delaware in the manner of and as more fully set forth in Section 259 of the DGCL and in Section 92A.250 of the NRS.

6. Further Assurances. From time to time, as and when required by XT Nevada or by its successors and assigns, there shall be executed and delivered on behalf of XT Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in XT Nevada the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of XT Delaware, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of XT Nevada are fully authorized in the name and on behalf of XT Delaware or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7. Common Stock of XT Delaware. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Delaware Common Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Nevada Common Stock.

8. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Delaware Common Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Common Stock into which the shares of the Delaware Common Stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of XT Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to XT Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock evidenced by such outstanding certificate as above provided.

9. Options; Warrants. Each option, warrant or other right to purchase shares of Delaware Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase one share of Nevada Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase Delaware Common Stock.

10. Common Stock of XT Nevada. At the Effective Time, the previously outstanding Ten (10) shares of Nevada Common Stock registered in the name of XT Nevada shall, by reason of the Merger, be reacquired by XT Nevada, shall be retired and shall resume the status of authorized and unissued shares of Nevada Common Stock, and no shares of Nevada Common Stock or other securities of XT Nevada shall be issued in respect thereof.

11. Amendment. The Boards of Directors of XT Delaware and XT Nevada may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole shareholder of XT Nevada or stockholders of XT Delaware shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Delaware Common Stock, (ii) alter or change any term of the articles of incorporation of XT Nevada, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Delaware Common Stock.

12. Abandonment. At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the Board of Directors of either XT Delaware or XT Nevada or both, notwithstanding approval of this Plan by the sole shareholder of XT Nevada or the stockholders of XT Nevada, or both.

13. Rights and Duties of XT Nevada. At the Effective Time and for all purposes the separate existence of XT Delaware shall cease and shall be merged with and into XT Nevada which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of XT Delaware; and all property (real, personal and mixed), all debts due on whatever account, all choices in action, and all and every other interest of or belonging to or due to XT Delaware shall continue and be taken and deemed to be transferred to and vested in XT Nevada without further act or deed; and the title to any real estate, or any interest therein, vested in XT Delaware shall not revert or be in any way impaired by reason of such Merger; and XT Nevada shall thenceforth be responsible and liable for all the liabilities and obligations of XT Delaware; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against XT Delaware may be prosecuted as if the Merger had not taken place, or XT Nevada may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of XT Delaware shall be impaired by the Merger. If at any time XT Nevada shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of XT Delaware in XT Nevada according to the terms hereof, the officers and directors of XT Nevada are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in XT Nevada, and otherwise to carry out the purposes of this Plan.

14. Consent to Service of Process. XT Nevada hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of XT Delaware, as well as for enforcement of any obligation of XT Nevada arising from the Merger. XT Nevada hereby irrevocably appoints the Secretary of State of the State of Delaware and the successors of such officer its attorney in fact in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against XT Nevada any obligation of XT Delaware. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to the principal office of No. 6 Longda Road, Yanjiao Development Zone, Sanhe City, Hebei Province, China 065201.

15. Severability. If any term or provision of this Plan is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Plan or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties shall negotiate in good faith to modify this Plan so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

16. Governing Law; Submission to Jurisdiction. This Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Nevada.

17. Counterparts. This Plan may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Plan delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Plan.

IN WITHNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

XT Delaware:

Xiangtian (USA) Air Power Co., Ltd.

By: _/s/ Zhou Deng Hua
Name: Zhou Deng Hua
Title: Chief Executive Officer

XT Nevada:

Xiangtian (USA) Air Power Co., Ltd.

By: /s/ Zhou Deng Hua
Name: Zhou Deng Hua
Title: Chief Executive Officer

EXHIBIT B

ARTICLES OF INCORPORATION

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 4

Carson City, Nevada 89701-4520

(775) 684-5708

Website: www.nvsos.gov

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY	ABOVE SPACE IS FOR OFFICE USE ONLY

-DO NOT HIGHLIGHT

1. Name of Corporation:	Xiangtian (USA) Air Power Co., Ltd.

2. Registered Agent for Service of Process: (check only one box)	[X] Commercial Registered Agent:	Corporation Service Company Name

	[ ] Noncommercial Registered Agent	OR	[ ] Office or
Position with Entity
	(name and address below)			(name and address below)
Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
	Street Address	City		Zip Code
Nevada
	Mailing Address (if different from street address)	City		Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	1,000,000,000 common stock, par value $0.001		Number of shares Without par value:
100,000,000 preferred stock, par value $0.001
1) Zhou Deng Hua
4. Name & Addresses Of the Board of Directors/Trustees: (each Director/Trustee must be [a] natural person at least 18 years of age:	Name
		Causeway Bay	Hong Kong	999077
Unit 602, Causeway Bay

Common Bldg 1, Sugar Street

attach additional page if more than three directors/trustees
	Street Address	City	State	Zip Code

2) Zhou Jian
Name
	Unit 602, Causeway Bay	Causeway Bay	Hong Kong	999077

Common Bldg 1, Sugar Street

	Street Address	City	State	Zip Code

5. Purpose: (optional see Instructions)	The purpose of the corporation shall be:
	Olivia Mao	X

	Name	Incorporator Signature

7. Certificate of Acceptance of Appointment of Resident Agent:	McLaughlin & Stern, LLP	New York	NY	10016

	260 Madison Avenue
	Address	City	State	Zip Code

	I hereby accept appointment as Resident Agent for the above named
	Entity.

	X
	Authorized Signature of Registered Agent or On Behalf of			Date

	Registered Agent Entity

This form must be accompanied by appropriate fees.	Nevada Secretary of State Form NRS 78 Articles

Instructions

Revised on: 2-14-09